================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                       January 28, 2003 (January 27, 2004)




                            CLASSIC BANCSHARES, INC.
--------------------------------------------------------------------------------

             (Exact name of Registrant as specified in its Charter)


         Delaware                        0-27170                 61-1289391
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission File No.)        (IRS Employer
     of incorporation)                                       Identification No.)



         344 17th Street, Ashland, Kentucky                       41101
--------------------------------------------------------------------------------
      (Address of principal executive offices)                  (Zip Code)




Registrant's telephone number, including area code: (606) 326-2800



                                      N/A
--------------------------------------------------------------------------------

         (Former name or former address, if changed since last report)


================================================================================

Item 7.      Financial Statements and Exhibits.
             ---------------------------------

         (c) Exhibits


             99.1 Press release dated January 27, 2004 announcing Classic Bancshares, Inc.'s fiscal third quarter earnings.


Item 12.  Results of Operations and Financial Condition.
          ---------------------------------------------

                On January 27, 2004, Classic Bancshares, Inc. issued a press release announcing its fiscal third quarter earnings. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference into this Item 12.

                The information contained in this Item 12 or incorporated by reference herein (whether or not furnished pursuant to Item 12) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          CLASSIC BANCSHARES, INC.


Date:    January 28, 2004                 /s/ Lisah M. Frazier
                                          -------------------------------------
                                          Lisah M. Frazier, Chief Operating
                                          Officer and Chief Financial Officer



































                                       3